UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported)   April 1, 2005

UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Florida

000-5002

01-0626963

State or other jurisdiction  Commission File IRS Employer Identification

of incorporation)        Number    No.

14614 S.W. 174 Terrace, Miami, FL

33177

(Address of principal

(Zip/Postal Code)

  executive offices

Registrant's telephone number:     305-232-3257

3801 N. University Drive, Suite 317, Sunrise, Florida 33351

(Former name or former address, if changed since last report)

Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ]  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the Exchange Act(17CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the Exchange Act(17CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement

The company has terminated its agreement with the Tiger Fund Inc.

SIGNATURE

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Date:    April 5, 2005

By:   /s/ K.Hankin

Kenneth Hankin, President